SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) X

                           --------------------------

                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                        36-0899825
                                                          (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

  1 BANK ONE PLAZA, CHICAGO, ILLINOIS                     60670-0126
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0126
                          CHICAGO, ILLINOIS 60670-0126
                     ATTN: STEVEN M. WAGNER, (312) 407-1819
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)



                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2000-1
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                         PENDING
   (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

C/O BANKERS TRUST (DELAWARE), AS OWNER TRUSTEE
1011 CENTRE ROAD
SUITE 200
WILMINGTON, DELAWARE                                      19805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



     CAPITAL AUTO RECEIVABLES ASSET TRUST 2000-1 ASSET BACKED NOTES, CLASS A
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (A)      NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.;
         Federal Deposit Insurance Corporation,
         Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR

         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.  A copy of the existing by-laws of the trustee.*

         5.  Not Applicable.

         6.  The consent of the trustee required by
             Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not Applicable.

         9.  Not Applicable.


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 14th day of April, 2000.

                                                BANK ONE, NATIONAL ASSOCIATION,
                                                TRUSTEE

                                                BY   /S/ STEVEN M. WAGNER
                                                         STEVEN M. WAGNER
                                                         FIRST VICE PRESIDENT

* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, NATIONAL ASSOCIATION, FILED AS EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

                                    EXHIBIT 6

                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT

                                                April 14, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2000-1 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                                Very truly yours,

                                                BANK ONE, NATIONAL ASSOCIATION

                                                BY: /S/ STEVEN M. WAGNER
                                                    --------------------
                                                        STEVEN M. WAGNER
                                                        FIRST VICE PRESIDENT





                                    EXHIBIT 7
Legal Title of Bank:     Bank One, NA                   Call    Date:    12/31/99    ST-BK: 17-1630 FFIEC 031
Address:                 1 Bank One Plaza, Ste 0303                                                 Page RC-1
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8
                         ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                           DOLLAR AMOUNTS IN THOUSANDS     C400
                                                                                           RCFD        BIL MIL THOU

ASSETS

1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                                 RCFD
    a. Noninterest-bearing balances and currency and coin(1)                               0081        5,055,227          1.a
    b. Interest-bearing balances(2)..................                                      0071        6,267,008          1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)                           1754                0          2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)............            1773       10,171,065          2.b
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                                 1350        9,133,306          3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule                             RCFD
    RC-C)............................................                                      2122       54,113,895          4.a
    b. LESS: Allowance for loan and lease losses.....                                      3123          485,672          4.b
    c. LESS: Allocated transfer risk reserve.........                                      3128                0          4.c
    d. Loans and leases, net of unearned income, allowance, and                            RCFD
       reserve (item 4.a minus 4.b and 4.c)..........                                      2125       53,628,223          4.d
5.  Trading assets (from Schedule RD-D).........                                           3545        5,625,628          5.
6.  Premises and fixed assets (including capitalized leases)                               2145          728,892          6.
7.  Other real estate owned (from Schedule RC-M)                                           2150            2,661          7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)...................                                      2130          225,055          8.
9.  Customers' liability to this bank on acceptances outstanding                           2155          318,645          9.
10. Intangible assets (from Schedule RC-M)......                                           2143          222,903         10.
11. Other assets (from Schedule RC-F)...........                                           2160        2,515,075         11.
12. Total assets (sum of items 1 through 11)....                                           2170       93,893,688         12.

____________________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


Legal Title of Bank:     Bank One, NA                   Call Date:  12/31/99 ST-BK:  17-1630 FFIEC 031
Address:                 1 Bank One Plaza, Ste 0303                                          Page RC-2
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8
                         ---------



SCHEDULE RC-CONTINUED

                                                                                         DOLLAR AMOUNTS IN
                                                                                              THOUSANDS

LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                                RCON
       from Schedule RC-E, part 1)...................                                       2200      26,310,375         13.a
       (1) Noninterest-bearing(1)....................                                       6631      11,553,564         13.a1
       (2) Interest-bearing..........................                                       6636      14,756,811         13.a2

    b. In foreign offices, Edge and Agreement subsidiaries, and                             RCFN
       IBFs (from Schedule RC-E, part II)...                                                2200      28,917,958         13.b
       (1) Noninterest bearing.......................                                       6631         623,837         13.b1
       (2) Interest-bearing..........................                                       6636      28,294,121         13.b2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                          RCFD 2800  9,453,894         14
15. a. Demand notes issued to the U.S. Treasury                                             RCON 2840  1,263,434         15.a
    b. Trading Liabilities(from Schedule RC-D).......                                       RCFD 3548  3,262,946         15.b
16. Other borrowed money:                                                                   RCFD
    a. With original maturity of one year or less....                                       2332      12,462,976         16.a
    b. With original  maturity of more than one year.                                       A547       1,049,525         16.b
    c.  With original maturity of more than three years.......                              A548         477,923         16.c
17. Not applicable
18. Bank's liability on acceptance executed and outstanding                                 2920         318,645         18.
19. Subordinated notes and debentures................                                       3200       3,250,000         19.
20. Other liabilities (from Schedule RC-G)...........                                       2930       1,377,838         20.
21. Total liabilities (sum of items 13 through 20)...                                       2948      88,145,514         21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus....                                       3838               0         23.
24. Common stock.....................................                                       3230         200,858         24.
25. Surplus (exclude all surplus related to preferred stock)                                3839       3,660,673         25.
26. a. Undivided profits and capital reserves........                                       3632       2,057,661         26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities....................................                                       8434        (170,996)        26.b
    c. ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES.......                            4336               0         26.c
27. Cumulative foreign currency translation adjustments                                     3284          (   22)        27.
28. Total equity capital (sum of items 23 through 27)                                       3210       5,748,174         28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)............                                       3300      93,893,688         29.

Memorandum

To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external
                                                                                                       Number
    auditors as of any date during 1996 ............RCFD 6724 ..................N/A                    M.1.
1 =  Independent audit of the bank conducted in accordance         4. = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company         5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing           auditors
     standards by a certified public accounting firm which         6 =  Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company               auditors
     (but not on the bank separately)                              7 =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                8 =  No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)
________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

